UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 26, 2006

PRINTRONIX, INC.
(Exact name of issuer as specified in its charter)

DELAWARE	95-2903992	0-9321
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14600 Myford Road, P.O. Box 19559, Irvine, California		92623
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (714) 368-2300

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 26, 2006, Printronix, Inc. issued a press release announcing its fourth quarter and fiscal year 2006 results. A copy of the Company’s press release announcing these financial results and certain other information is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.  Press release of Printronix, Inc. dated June 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2006

Printronix, Inc. By: /s/ George L. Harwood
George L. Harwood, Senior Vice President, Finance & IT, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number     Description

99           Press release of Printronix, Inc. dated June 26, 2006